                                                                   Exhibit 99(a)
                                                                        WACHOVIA

News Announcement
October 23, 2001

Media Contacts:                                       Investor Contacts:
Ginny Mackin, 704-383-3715                            Alice Lehman, 704-374-4139
Mary Eshet, 704-383-7777                              Ellen Taylor, 704-383-1381

            WACHOVIA REPORTS CASH OPERATING EARNINGS OF $395 MILLION,
                    OR 36 CENTS PER SHARE IN 3rd QUARTER 2001
 34 cents per share in principal investing write-downs and proactive steps taken to strengthen balance sheet
--------------------------------------------------------------------------------

THIRD QUARTER 2001 HIGHLIGHTS

 .    First Union-Wachovia merger completed on September 1, 2001; integration progressing well.
 .    Strong growth trend continued in the General Bank.
 .    Record customer service scores represent 10th consecutive quarter of improvements.
 .    Expenses declined 9 percent, excluding expenses from the former Wachovia.
 .    Greatly strengthened credit reserves.
 .    Nonperforming assets declined 4 percent from pro forma 2001 second quarter amounts.
 .    Excluding principal investing write-downs, operating earnings per share were 61 cents; cash operating earnings per share were 70 cents.


-----------------------------------------------------------------------------------------------------------------------------------
Earnings Highlights                                                                                             Three Months Ended
                                                                                     September 30,  June 30,        September 30,
                                                                                 -------------------------------------------------
(In millions, except per share data)                                                     2001           2001             2000
----------------------------------------------------------------------------------------------------------------------------------
Earnings

Operating earnings(a)                                                             $       298            649              702
Diluted earnings per common share (Operating earnings)                                   0.27           0.66             0.71
Net income (loss) (As reported)                                                          (334)           633              852
Diluted earnings per common share (As reported)                                   $     (0.31)          0.64             0.86
----------------------------------------------------------------------------------------------------------------------------------
Financial ratios (Operating earnings)

Return on average common stockholders' equity                                            5.77 %        16.19            15.76
Overhead efficiency ratio                                                               76.74          64.34            66.42
Net interest margin                                                                      3.58           3.41             3.52
Fee and other income as % of total revenue                                              34.42          48.32            46.93
Dividend payout ratio                                                                   89.45 %        36.36            67.42
----------------------------------------------------------------------------------------------------------------------------------
Cash operating earnings

Net income                                                                        $       395            723              778
Diluted earnings per common share                                                 $      0.36           0.73             0.79
Return on average tangible common stockholders' equity                                  11.36 %        23.35            22.15
Overhead efficiency ratio                                                               72.86 %        62.06            64.17
----------------------------------------------------------------------------------------------------------------------------------
Asset quality

Allowance as % of nonaccrual and restructured loans                                       202 %          144              202
Allowance as % of loans, net                                                             1.79           1.44             1.39
Net charge-offs as % of average loans, net                                               0.73           0.52             0.46
Nonperforming assets to loans, net,
  foreclosed properties and assets held for sale                                         1.08 %         1.23             0.98
----------------------------------------------------------------------------------------------------------------------------------
(a) Operating earnings are reported net income excluding after-tax net merger-related, restructuring and other charges and gains.


--------------------------------------------------------------------------------

The merger of First Union and the former Wachovia closed on September 1, 2001; therefore third quarter 2001 earnings reflect the financial results for one month from the former Wachovia. Because this merger was accounted for as a purchase, previous periods have not been restated.

                                    --more--

WACHOVIA REPORTS 3rd QUARTER EARNINGS/Page 2

CHARLOTTE, N.C. - Wachovia Corp. (NYSE:WB) today reported third quarter 2001 cash operating earnings of $395 million, or 36 cents per share; operating earnings of $298 million, or 27 cents per share; and a net loss of $334 million, or 31 cents per share. Cash operating earnings for the third quarter of 2001 exclude $632 million after tax in merger-related, restructuring and other charges described below as well as intangibles amortization.

"I am pleased with the underlying performance in our businesses and the strength of our core earnings, which give us great optimism for the future," said Ken Thompson, Wachovia president and CEO. "While we are not satisfied with the bottom line results, we believe we have taken exactly the right actions to increase reserves and prudently strengthen our balance sheet in a weakening economy.

"Despite the weight we all feel from the terrible events of September 11 and the upheaval in the financial markets, our employees have been dedicated in taking care of their customers while at the same time making excellent progress with merger integration. Our commitment to putting our customers first as we proceed with merger integration is evident in the solid loan and deposit growth in our General Bank and our 10th consecutive quarter of improvement in customer service scores. Expense control is a keystone in the new Wachovia and we expect to see further evidence of that in 2002 as merger synergies gain traction," he said.

Principal Investing Write-downs

Principal investing write-downs in the third quarter of 2001 amounted to $380 million after tax or 34 cents per share. Since the company last reported results for its principal investing portfolio at the end of the second quarter of 2001, both direct and indirect investments in the portfolio have been impaired by the sharp declines in equity market valuations, in line with a 31 percent decline in the NASDAQ composite index and a 15 percent decline in the S&P 500 index in the third quarter of 2001. The third quarter 2001 write-downs related primarily to investments made in 1999 and 2000 largely in the technology and telecom sectors.

Merger-Related, Restructuring and Other Charges

     These charges include:

     . A $357 million after tax or 33 cents per share provision for loan losses to provide for deterioration in the economic environment experienced in the third quarter. We would expect the allowance to loan loss ratio to be above average for the peer group.

     . A $215 million after tax or 20 cents per share provision for loan losses plus a $102 million purchase accounting adjustment representing the impact of integrating the two loan portfolios and of moving $1.5 billion of higher risk loans to assets held for sale for eventual disposition. In April the company had estimated this cost at $450 million pre-tax, or $293 million after tax.

     . $57 million after tax or 5 cents per share of merger-related and restructuring charges, part of the previously announced $1.5 billion charge in connection with the merger. Wachovia will record the majority of those charges over the next several years until merger integration is complete.

September 11-Related Impact

Wachovia estimated that the third quarter impact of the September 11 tragedy amounted to $55 million after tax, or 5 cents per share, from lost brokerage and trading income during market closings and trading losses due to spread widening. Also, $20 million in pre-tax costs were included in the third quarter of 2001 related to Wachovia's World Trade Center trust operations.


                                    --more--

WACHOVIA REPORTS 3rd QUARTER EARNINGS/Page 3

Lines of Business

------------------------------------------------------------------------------------------------------------------------------------
General Bank Highlights                                                                                          Three Months Ended
                                                                                     September 30,      June 30,       September 30,
                                                                                    ------------------------------------------------
(In millions)                                                                                 2001          2001                2000
------------------------------------------------------------------------------------------------------------------------------------
Total revenue (Tax-equivalent)                                                      $        1,754         1,555               1,482
Provision for loan losses                                                                       98            98                  51
Noninterest expense                                                                          1,023           936                 933
Operating earnings                                                                             411           343                 328
Average loans, net                                                                          76,590        65,462              60,029
Average core deposits                                                                      110,755        99,388              97,186
Economic capital                                                                    $        4,465         3,691               3,652
------------------------------------------------------------------------------------------------------------------------------------

General Bank financial results continued to show very good momentum, with growth in revenues and low cost core deposits and strong consumer credit production. The focus in the General Bank is on providing excellent service to customers throughout the merger integration process, on growing low-cost core deposits, on improving loan spreads and on becoming more efficient.

------------------------------------------------------------------------------------------------------------------------------------
Capital Management Highlights                                                                                    Three Months Ended
                                                                                     September 30,      June 30,       September 30,
                                                                                    ------------------------------------------------
(In millions)                                                                                 2001          2001                2000
------------------------------------------------------------------------------------------------------------------------------------
Total revenue (Tax-equivalent)                                                      $          676           711                 707
Provision for loan losses                                                                        -             -                   -
Noninterest expense                                                                            573           583                 576
Operating earnings                                                                              67            84                  87
Average loans, net                                                                             269           110                  84
Average core deposits                                                                        1,535         1,609               2,356
Economic capital                                                                    $          848           817                 844
------------------------------------------------------------------------------------------------------------------------------------

Despite the unsettled markets and the continued slide in the broader equity markets, the Capital Management Group achieved record annuity sales and record gross and net fluctuating mutual fund sales. Excluding the impact of the former Wachovia, assets under management increased 4 percent from the third quarter of 2000. Assets under management were $226 billion at September 30, 2001, including $47 billion from the former Wachovia. Continued focus on expense control was evident in the modest decline from the third quarter of 2000, despite the higher expense base associated with the merger.

                                    --more--

WACHOVIA REPORTS 3rd QUARTER EARNINGS/Page 4

-----------------------------------------------------------------------------------------------------------------------------------
Wealth Management Highlights                                                                                     Three Months Ended
                                                                                       September 30,    June 30,      September 30,
                                                                                   ------------------------------------------------
(In millions)                                                                                   2001        2001              2000
-----------------------------------------------------------------------------------------------------------------------------------

Total revenue (Tax-equivalent)                                                          $        161         127               126
Provision for loan losses                                                                          2           -                 -
Noninterest expense                                                                              115          84                80
Operating earnings                                                                                29          29                30
Average loans, net                                                                             5,680       4,449             4,211
Average core deposits                                                                          7,328       6,367             5,579
Economic capital                                                                        $        236         169               161
-----------------------------------------------------------------------------------------------------------------------------------

Wealth Management, which serves affluent and ultra high net worth individuals, is focused on gathering assets and serving clients well. While rate compression had an impact on the value of the loan and deposit portfolios in the Wealth Management segment, sales volumes and lending relationships increased year over year. Retention of both clients and sales professionals remained strong in the third quarter. The increase in expenses year over year reflects the higher expense base due to the Wachovia merger and to incremental investments to drive future performance.


-----------------------------------------------------------------------------------------------------------------------------------
Corporate and Investment Banking Highlights                                                                      Three Months Ended
                                                                                       September 30,    June 30,      September 30,
                                                                                   ------------------------------------------------
(In millions)                                                                                   2001        2001              2000
-----------------------------------------------------------------------------------------------------------------------------------
Total revenue (Tax-equivalent)                                                          $        233         787               767
Provision for loan losses                                                                        126          93                83
Noninterest expense                                                                              479         498               486
Operating earnings                                                                              (207)        153               151
Average loans, net                                                                            42,076      41,145            42,017
Average core deposits                                                                         10,499      10,200             9,086
Economic capital                                                                        $      6,267       6,012             6,048
-----------------------------------------------------------------------------------------------------------------------------------

Corporate and Investment Banking was negatively affected by the decline in the equity markets and reduced liquidity for non-public investments, with the $534 million decline in total revenue reflecting the $380 million after-tax write-down in private equity investments in the third quarter of 2001. Fixed income sales and trading and interest rate derivatives continued to perform well due to declining short-term rates. Excluding the impact of one month of expenses related to the former Wachovia, noninterest expense declined 8 percent, largely due to strong cost controls.

                                       ***

Wachovia Corporation (NYSE:WB), created through the September 1, 2001, merger of First Union and Wachovia with assets of $326 billion as of September 30 and $29 billion in stockholders' equity, is a leading provider of financial services to 19 million retail and corporate customers throughout the East Coast and the nation. The company operates full-service banking offices under the First Union and Wachovia names in 11 East Coast states and Washington, D.C., and offers full-service brokerage with offices in 47 states and global services through more than 30 international offices. Online banking and brokerage products and services are available through wachovia.com and firstunion.com.

                                    --more--

WACHOVIA REPORTS 3rd  QUARTER EARNINGS/Page 5

Earnings Conference Call and Supplemental Materials

Wachovia President and CEO Ken Thompson and CFO Bob Kelly will review Wachovia's third quarter results in a conference call and audio webcast beginning at 10 a.m. today. Supplemental materials relating to the third quarter results are available on the Internet at http://wachovia.firstunion.com, and investors are encouraged to access such materials.

Webcast Instructions: To gain access to the webcast, which will be "listen-only," go to http://wachovia.firstunion.com and click on the link Wachovia Third Quarter Earnings Audio Webcast. In order to listen to the webcast, you will need to download Real Player Basic 8.

Teleconference Instructions: The telephone number for the conference call is 800-369-1921 for U.S. callers or 312-470-7362 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: 33345.

Replay: Tuesday, October 23, from noon until 5 p.m. EDT on Friday, November 9. Replay telephone number is 402-998-1060.



























This news release may contain various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation's actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia's 2001 filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated October 23, 2001.

PAGE 6
WACHOVIA CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)

-----------------------------------------------------------------------------------------------------------------

                                                                                       2001                  2000
                                                          --------------------------------- ---------------------

(Dollars in millions, except                                 Third       Second       First    Fourth       Third
  per share data)                                          Quarter      Quarter     Quarter   Quarter     Quarter
-----------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Operating Earnings
  Net interest income - tax-equivalent                    $  1,974        1,742       1,734     1,757       1,860
  Fee and other income                                       1,036        1,629       1,546     1,582       1,645
-----------------------------------------------------------------------------------------------------------------
  Total revenue - tax-equivalent                             3,010        3,371       3,280     3,339       3,505
  Provision for loan losses                                    244          223         219       192         142
  Noninterest expense                                        2,310        2,169       2,138     2,132       2,328
  Income taxes - tax-equivalent                                158          330         313       334         333
-----------------------------------------------------------------------------------------------------------------
  Income before merger-related,
    restructuring and other charges and
    cumulative effect of a change in
   accounting principle (Operating earnings)                   298          649         610       681         702
After-tax merger-related, restructuring
  and other charges                                           (632)         (16)        (26)      (36)        150
-----------------------------------------------------------------------------------------------------------------
Income (loss) before cumulative effect
  of a change in accounting principle                         (334)         633         584       645         852
Cumulative effect of a change in the accounting
  for beneficial interests, net of income taxes                 --           --          --       (46)         --
-----------------------------------------------------------------------------------------------------------------
Net income (loss) (As reported)                           $   (334)         633         584       599         852
-----------------------------------------------------------------------------------------------------------------
DILUTED EARNINGS PER COMMON SHARE
Income before merger-related,
    restructuring and other charges
    and cumulative effect of a change
    in accounting principle                               $   0.27         0.66        0.62      0.69        0.71
Income (loss) before cumulative effect
  of a change in accounting principle                        (0.31)        0.64        0.59      0.65        0.86
Net income (loss)                                         $  (0.31)        0.64        0.59      0.60        0.86
-----------------------------------------------------------------------------------------------------------------
PROFITABILITY (Operating earnings)
Return on average common stockholders' equity                 5.77 %      16.19       15.64     15.36       15.76
Net interest margin                                           3.58         3.41        3.42      3.46        3.52
Fee and other income as % of total revenue                   34.42        48.32       47.13     47.38       46.93
Overhead efficiency ratio                                    76.74        64.34       65.18     63.85       66.42
Effective income tax rate                                    27.67 %      31.54       31.54     31.21       30.43
-----------------------------------------------------------------------------------------------------------------
CASH OPERATING EARNINGS
Net income                                                $    395          723         684       753         778
Diluted earnings per common share                         $   0.36         0.73        0.69      0.76        0.79
Return on average tangible common stockholders' equity       11.36 %      23.35       22.91     21.55       22.15
Return on average common stockholders' equity                 7.66        18.04       17.52     17.00       17.47
Overhead efficiency ratio                                    72.86 %      62.06       62.80     61.46       64.17
Operating leverage                                        $   (462)          59         (67)       31        (154)
-----------------------------------------------------------------------------------------------------------------

WACHOVIA CORPORATION

OTHER FINANCIAL DATA
(Unaudited)

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  2001                       2000
                                                                  -------------------------------------  -------------------------

(Dollars in millions, except                                          Third        Second        First        Fourth        Third
  per share data)                                                   Quarter       Quarter      Quarter       Quarter      Quarter
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL ADEQUACY (a)
Tier I capital ratio                                                   6.70   %      7.37         7.18          7.02         7.00
Total capital ratio                                                   10.74         11.45        11.33         11.19        11.32
Leverage ratio                                                         7.24   %      6.00         5.88          5.92         5.73
----------------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY
Allowance as % of loans, net                                           1.79   %      1.44         1.43          1.39         1.39
Allowance as % of nonperforming assets                                  186           133          132           135          181
Net charge-offs as % of average loans, net                             0.73          0.52         0.53          0.64         0.46
Nonperforming assets to loans, net,
  foreclosed properties and assets
  held for sale                                                        1.08   %      1.23         1.30          1.22         0.98
----------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Employees                                                            84,719        67,420       69,362        70,639       70,533
Branches                                                              2,795         2,162        2,164         2,193        2,253
ATMs                                                                  4,698         3,419        3,676         3,772        3,831
Common shares outstanding (In thousands)                          1,360,996       979,205      981,268       979,963      986,004
Common stock price                                               $    31.00         34.94        33.00         27.81        32.19
Book value per common share                                      $    20.94         16.49        16.39         15.66        15.00
Common stock price to book value                                        148   %       212          201           178          215
Market capitalization                                            $   42,191        34,213       32,382        27,253       31,739
Dividends paid per common share                                  $     0.24          0.24         0.24          0.48         0.48
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE BALANCE SHEET DATA
Commercial loans, net                                            $   83,633        76,378       77,270        76,253       75,380
Consumer loans, net                                                  49,393        42,834       42,580        43,840       48,095
Loans, net                                                          133,026       119,212      119,850       120,093      123,475
Earning assets                                                      219,672       204,673      203,720       202,606      211,089
Total assets                                                        267,366       247,254      245,469       239,375      246,818
Core deposits                                                       132,203       119,035      118,192       118,944      118,074
Total deposits                                                      150,218       136,979      137,282       138,329      143,112
Interest-bearing liabilities                                        198,322       185,224      183,995       181,832      190,146
Stockholders' equity                                             $   20,330        16,026       15,846        14,753       14,236
----------------------------------------------------------------------------------------------------------------------------------
PERIOD END BALANCE SHEET DATA
Commercial loans, net                                            $  106,701        79,529       80,470        80,240       79,361
Consumer loans, net                                                  62,979        42,963       42,383        43,520       44,058
Loans, net                                                          169,680       122,492      122,853       123,760      123,419
Goodwill and other intangible assets
  Goodwill subject to amortization through December 31, 2001          3,427         3,476        3,524         3,481        3,551
  New goodwill not subject to amortization                            7,069             -            -             -            -
  Deposit base premium                                                2,433           140          157           174          195
  Other                                                                   8             9            9             9           10
Total assets                                                        325,897       245,941      252,949       254,170      246,640
Core deposits                                                       159,787       121,022      120,786       122,383      118,317
Total deposits                                                      180,549       138,567      140,795       142,668      138,870
Stockholders' equity                                             $   28,506        16,144       16,081        15,347       14,795
----------------------------------------------------------------------------------------------------------------------------------

(a)  The third quarter of 2001 is based on estimates.

WACHOVIA CORPORATION
CONSOLIDATED CONDENSED STATEMENTS OF INCOME (LOSS)
(Unaudited)

----------------------------------------------------------------------------------------------------------------------------

                                                                    Three Months Ended                     Nine Months Ended
                                                                    September 30, 2001                    September 30, 2001
                                                    ----------------------------------  ------------------------------------

                                                                     Merger-                             Merger-
                                                                     Related                             Related
                                                               Restructuring                       Restructuring
                                                                   and Other                           and Other
                                                    Operating       Charges/        As  Operating       Charges/        As
(In millions, except per share data)                 Earnings          Gains  Reported   Earnings          Gains  Reported
----------------------------------------------------------------------------------------------------------------------------
Net interest income                                   $ 1,930              -     1,930      5,343              -     5,343
Provision for loan losses                                 244            880     1,124        686            880     1,566
----------------------------------------------------------------------------------------------------------------------------
Net interest income after provision
  for loan losses                                       1,686           (880)      806      4,657           (880)    3,777
----------------------------------------------------------------------------------------------------------------------------
Fee and other income
  Service charges and fees                                541              -       541      1,495              -     1,495
  Advisory, underwriting and other
    investment banking fees                               177              -       177        613              -       613
  Other income
    Security transactions - portfolio                     (35)             -       (35)       (51)             -       (51)
    Asset sales and securitization                         89             31       120        165            (21)      144
    Gain on sale of branches                                -              -         -          -             73        73
    Other income                                          264            (35)      229      1,989            (27)    1,962
----------------------------------------------------------------------------------------------------------------------------
      Total fee and other income                        1,036             (4)    1,032      4,211             25     4,236
----------------------------------------------------------------------------------------------------------------------------
Noninterest expense
  Merger-related and restructuring charges                  -             85        85          -             18        18
  Other noninterest expense                             2,310              -     2,310      6,617            166     6,783
----------------------------------------------------------------------------------------------------------------------------
      Total noninterest expense                         2,310             85     2,395      6,617            184     6,801
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes (benefits)              412           (969)     (557)     2,251         (1,039)    1,212
Income taxes (benefits)                                   114           (337)     (223)       694           (365)      329
----------------------------------------------------------------------------------------------------------------------------
      Net income (loss)                               $   298           (632)     (334)     1,557           (674)      883
----------------------------------------------------------------------------------------------------------------------------
Diluted earnings per common share                     $  0.27          (0.58)    (0.31)      1.51          (0.66)     0.85
----------------------------------------------------------------------------------------------------------------------------

WACHOVIA CORPORATION
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS (a)
(Unaudited)

-------------------------------------------------------------------------------------------------------------------------

                                                                                          2001                      2000
                                                           ------------------------------------     ---------------------

                                                             Third        Second         First       Fourth        Third
(In millions, except per share data)                       Quarter       Quarter       Quarter      Quarter      Quarter
-------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                 $ 2,621         2,420         2,526        2,701        2,768
Interest and dividends on securities                           852           881           925          939          975
Trading account interest                                       192           198           204          199          212
Other interest income                                          279           321           370          425          510
-------------------------------------------------------------------------------------------------------------------------
   Total interest income                                     3,944         3,820         4,025        4,264        4,465
-------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                         1,183         1,192         1,253        1,367        1,422
Interest on short-term borrowings                              417           454           493          538          609
Interest on long-term debt                                     414           463           577          627          600
-------------------------------------------------------------------------------------------------------------------------
   Total interest expense                                    2,014         2,109         2,323        2,532        2,631
-------------------------------------------------------------------------------------------------------------------------
Net interest income                                          1,930         1,711         1,702        1,732        1,834
Provision for loan losses                                      244           223           219          192          142
-------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses          1,686         1,488         1,483        1,540        1,692
-------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                       541           486           468          481          508
Commissions                                                    356           389           375          383          365
Fiduciary and asset management fees                            400           384           381          387          384
Advisory, underwriting and other investment banking fees       177           238           198          187          148
Principal investing                                           (585)          (58)          (43)         (43)          34
Other income                                                   147           190           167          187          206
-------------------------------------------------------------------------------------------------------------------------
   Total fee and other income                                1,036         1,629         1,546        1,582        1,645
-------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                               1,374         1,363         1,329        1,243        1,381
Occupancy                                                      176           155           163          150          157
Equipment                                                      214           198           205          221          213
Advertising                                                     15            11             9           16           14
Communications and supplies                                    117           111           110          123          117
Professional and consulting fees                                79            69            73           97           87
Goodwill and other intangible amortization                     117            77            78           80           79
Sundry expense                                                 218           185           171          202          280
-------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                                 2,310         2,169         2,138        2,132        2,328
-------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                     412           948           891          990        1,009
Income taxes                                                   114           299           281          309          307
-------------------------------------------------------------------------------------------------------------------------
   Net operating earnings                                  $   298           649           610          681          702
-------------------------------------------------------------------------------------------------------------------------
Diluted earnings per common share                          $  0.27          0.66          0.62         0.69         0.71
-------------------------------------------------------------------------------------------------------------------------

(a) Operating earnings exclude merger-related, restructuring and other charges and gains and cumulative effect of a change in accounting principle.

WACHOVIA CORPORATION
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS (a)
(Unaudited)

------------------------------------------------------------------------------------

                                                                  Nine Months Ended
                                                                      September 30,
                                                              ----------------------

(In millions, except per share data)                              2001         2000
------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                    $  7,567        8,545
Interest and dividends on securities                             2,658        2,964
Trading account interest                                           594          621
Other interest income                                              970        1,140
------------------------------------------------------------------------------------
    Total interest income                                       11,789       13,270
------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                             3,628        3,902
Interest on short-term borrowings                                1,364        1,998
Interest on long-term debt                                       1,454        1,665
------------------------------------------------------------------------------------
    Total interest expense                                       6,446        7,565
------------------------------------------------------------------------------------
Net interest income                                              5,343        5,705
Provision for loan losses                                          686          562
------------------------------------------------------------------------------------
Net interest income after provision for loan losses              4,657        5,143
------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                         1,495        1,485
Commissions                                                      1,120        1,208
Fiduciary and asset management fees                              1,165        1,124
Advisory, underwriting and other investment banking fees           613          539
Principal investing                                               (686)         438
Other income                                                       504          439
------------------------------------------------------------------------------------
    Total fee and other income                                   4,211        5,233
------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                   4,066        4,206
Occupancy                                                          494          469
Equipment                                                          617          637
Advertising                                                         35           75
Communications and supplies                                        338          364
Professional and consulting fees                                   221          240
Goodwill and other intangible amortization                         272          281
Sundry expense                                                     574          809
------------------------------------------------------------------------------------
    Total noninterest expense                                    6,617        7,081
------------------------------------------------------------------------------------
Income before income taxes                                       2,251        3,295
Income taxes                                                       694        1,041
------------------------------------------------------------------------------------
    Net operating earnings                                    $  1,557        2,254
------------------------------------------------------------------------------------
Diluted earnings per common share                             $   1.51         2.29
------------------------------------------------------------------------------------

(a) Operating earnings exclude merger-related, restructuring and other charges and gains.

WACHOVIA CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(Unaudited)

--------------------------------------------------------------------------------------------------------------------------------

                                                                                                  2001                      2000
                                                               ---------------------------------------   -----------------------

                                                                     Third        Second         First       Fourth        Third
(In millions, except per share data)                               Quarter       Quarter       Quarter      Quarter      Quarter
--------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                     $     2,621         2,420         2,526        2,701        2,768
Interest and dividends on securities                                   852           881           925          939          975
Trading account interest                                               192           198           204          199          212
Other interest income                                                  279           321           370          425          510
--------------------------------------------------------------------------------------------------------------------------------
        Total interest income                                        3,944         3,820         4,025        4,264        4,465
--------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                 1,183         1,192         1,253        1,367        1,422
Interest on short-term borrowings                                      417           454           493          538          609
Interest on long-term debt                                             414           463           577          627          600
--------------------------------------------------------------------------------------------------------------------------------
        Total interest expense                                       2,014         2,109         2,323        2,532        2,631
--------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                  1,930         1,711         1,702        1,732        1,834
Provision for loan losses                                            1,124           223           219          192          322
--------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                    806         1,488         1,483        1,540        1,512
--------------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                               541           486           468          481          506
Commissions                                                            356           389           375          383          365
Fiduciary and asset management fees                                    400           384           381          387          384
Advisory, underwriting and other investment banking fees               177           238           198          182          145
Principal investing                                                   (585)          (58)          (43)         (43)          34
Other income                                                           143           191           195          363          749
--------------------------------------------------------------------------------------------------------------------------------
        Total fee and other income                                   1,032         1,630         1,574        1,753        2,183
--------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                       1,374         1,400         1,373        1,407        1,427
Occupancy                                                              176           180           164          150          160
Equipment                                                              214           207           211          233          213
Advertising                                                             15            16            14           35           18
Communications and supplies                                            117           111           110          130          125
Professional and consulting fees                                        79            84            83          104           91
Goodwill and other intangible
amortization                                                           117            77            78           80           79
Merger-related and restructuring
charges                                                                 85           (69)            2           33           52
Sundry expense                                                         218           191           174          205          283
--------------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                    2,395         2,197         2,209        2,377        2,448
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes and cumulative
  effect of a change in accounting
principle                                                             (557)          921           848          916        1,247
Income taxes (benefits)                                               (223)          288           264          271          395
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) before cumulative effect
  of a change in accounting principle                                 (334)          633           584          645          852
Cumulative effect of a change in the accounting
  for beneficial interests, net of income taxes                          -             -             -          (46)           -
--------------------------------------------------------------------------------------------------------------------------------
        Net income (loss)                                      $      (334)          633           584          599          852
--------------------------------------------------------------------------------------------------------------------------------
PER COMMON SHARE DATA
Basic
  Income (loss) before change in accounting principle          $     (0.31)         0.65          0.60         0.66         0.87
  Net income (loss)                                                  (0.31)         0.65          0.60         0.61         0.87
Diluted
  Income (loss) before change in accounting principle                (0.31)         0.64          0.59         0.65         0.86
  Net income (loss)                                                  (0.31)         0.64          0.59         0.60         0.86
Cash dividends per common share                                $      0.24          0.24          0.24         0.48         0.48
AVERAGE COMMON SHARES (In thousands)
Basic                                                            1,094,398       969,333       967,671      969,097      971,453
Diluted                                                          1,105,270       978,185       975,847      990,445      986,763
--------------------------------------------------------------------------------------------------------------------------------

WACHOVIA CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(Unaudited)

-----------------------------------------------------------------------------------------------------------------------

                                                                                                     Nine Months Ended
                                                                                                         September 30,
                                                                                        -------------------------------

(In millions, except per share data)                                                          2001                2000
-----------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                                             $     7,567               8,545
Interest and dividends on securities                                                         2,658               2,964
Trading account interest                                                                       594                 621
Other interest income                                                                          970               1,140
-----------------------------------------------------------------------------------------------------------------------
        Total interest income                                                               11,789              13,270
-----------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                                         3,628               3,902
Interest on short-term borrowings                                                            1,364               1,998
Interest on long-term debt                                                                   1,454               1,665
-----------------------------------------------------------------------------------------------------------------------
        Total interest expense                                                               6,446               7,565
-----------------------------------------------------------------------------------------------------------------------
Net interest income                                                                          5,343               5,705
Provision for loan losses                                                                    1,566               1,544
-----------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                                          3,777               4,161
-----------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                                                     1,495               1,439
Commissions                                                                                  1,120               1,208
Fiduciary and asset management fees                                                          1,165               1,124
Advisory, underwriting and other investment banking fees                                       613                 536
Principal investing                                                                           (686)                438
Other income                                                                                   529                 214
-----------------------------------------------------------------------------------------------------------------------
        Total fee and other income                                                           4,236               4,959
-----------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                                               4,147               4,252
Occupancy                                                                                      520                 472
Equipment                                                                                      632                 637
Advertising                                                                                     45                  79
Communications and supplies                                                                    338                 373
Professional and consulting fees                                                               246                 244
Goodwill and other intangible amortization                                                     272                 281
Merger-related and restructuring charges                                                        18               2,157
Sundry expense                                                                                 583                 838
-----------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                                            6,801               9,333
-----------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes                                                            1,212                (213)
Income taxes                                                                                   329                 294
-----------------------------------------------------------------------------------------------------------------------
        Net income (loss)                                                              $       883                (507)
-----------------------------------------------------------------------------------------------------------------------
PER COMMON SHARE DATA
Basic earnings                                                                         $      0.86               (0.54)
Diluted earnings                                                                              0.85               (0.54)
Cash dividends per common share                                                        $      0.72                1.44
AVERAGE COMMON SHARES (In thousands)
Basic                                                                                    1,010,467             971,111
Diluted                                                                                  1,019,721             984,340
-----------------------------------------------------------------------------------------------------------------------

WACHOVIA CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   2001                       2000
                                                                    ------------------------------------  -------------------------

                                                                       Third        Second        First        Fourth        Third
(In millions, except per share data)                                 Quarter       Quarter      Quarter       Quarter      Quarter
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                           $   10,051         8,665        7,857         9,906        7,063
Interest-bearing bank balances                                         2,128         1,666        2,971         3,239        4,585
Federal funds sold and securities purchased under
  resale agreements (carrying amount of collateral
  $4,512 at September 30, 2001, $2,029 repledged)                      9,354         9,161       11,866        11,240        5,395
-----------------------------------------------------------------------------------------------------------------------------------
        Total cash and cash equivalents                               21,533        19,492       22,694        24,385       17,043
-----------------------------------------------------------------------------------------------------------------------------------
Trading account assets                                                26,763        23,181       20,431        21,630       17,417
Securities (carrying amount of collateral $31,903
  at September 30, 2001)                                              56,929        48,055       51,528        49,246       52,065
Loans, net of unearned income                                        169,680       122,492      122,853       123,760      123,419
  Allowance for loan losses                                           (3,039)       (1,760)      (1,759)       (1,722)      (1,720)
-----------------------------------------------------------------------------------------------------------------------------------
        Loans, net                                                   166,641       120,732      121,094       122,038      121,699
-----------------------------------------------------------------------------------------------------------------------------------
Premises and equipment                                                 5,775         4,852        4,968         5,024        5,090
Due from customers on acceptances                                        796           856          894           874          968
Goodwill and other intangible assets                                  12,937         3,625        3,690         3,664        3,756
Other assets                                                          34,523        25,148       27,650        27,309       28,602
-----------------------------------------------------------------------------------------------------------------------------------
        Total assets                                              $  325,897       245,941      252,949       254,170      246,640
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing deposits                                        36,382        29,633       28,582        30,315       28,501
  Interest-bearing deposits                                          144,167       108,934      112,213       112,353      110,369
-----------------------------------------------------------------------------------------------------------------------------------
        Total deposits                                               180,549       138,567      140,795       142,668      138,870
Short-term borrowings                                                 44,303        34,754       39,719        39,446       39,388
Bank acceptances outstanding                                             798           859          902           880          976
Trading account liabilities                                           10,084         7,907        8,130         7,475        5,138
Other liabilities                                                     18,424        11,650       11,230        12,545       11,215
Long-term debt                                                        43,233        36,060       36,092        35,809       36,258
-----------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                            297,391       229,797      236,868       238,823      231,845
-----------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY

Preferred stock, issued 345 thousand
  shares at September 30, 2001                                             -             -            -             -            -
Common stock, $3.33-1/3 par value;
  authorized 3 billion shares, issued 1.361 billion
  shares at September 30, 2001                                         4,537         3,264        3,271         3,267        3,287
Paid-in capital                                                       17,835         6,345        6,307         6,272        6,211
Retained earnings                                                      5,139         6,627        6,281         6,021        6,135
Accumulated other comprehensive income, net                              995           (92)         222          (213)        (838)
------------------------------------------------------------------------------ ----------------------------------------------------
        Total stockholders' equity                                    28,506        16,144       16,081        15,347       14,795
-----------------------------------------------------------------------------------------------------------------------------------
        Total liabilities and stockholders' equity                $  325,897       245,941      252,949       254,170      246,640
-----------------------------------------------------------------------------------------------------------------------------------

WACHOVIA CORPORATION
NET INTEREST INCOME SUMMARIES
(Unaudited)

---------------------------------------------------------------------------------------------------------------------------------

                                                                         THIRD QUARTER 2001                  SECOND QUARTER 2001
                                                      -------------------------------------      --------------------------------
                                                                                    Average                              Average
                                                                       Interest       Rates                   Interest     Rates
                                                           Average      Income/     Earned/       Average      Income/    Earned/
(In millions)                                             Balances      Expense        Paid      Balances      Expense      Paid
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-bearing bank balances                        $      1,740           17     3.86%      $    2,529           29      4.57%
Federal funds sold and securities
  purchased under resale agreements                         10,031          107     4.25            8,923           99      4.41
Trading account assets                                      14,572          199     5.43           13,965          202      5.78
Securities                                                  50,621          877     6.93           49,931          899      7.21
Loans
  Commercial
    Commercial, financial and agricultural                  55,490        1,142     8.17           53,160        1,098      8.29
    Real estate - construction and other                     4,512           66     5.88            3,193           52      6.56
    Real estate - mortgage                                  10,923          184     6.66            8,525          149      7.01
    Lease financing                                          6,441          168    10.42            6,075          157     10.29
    Foreign                                                  6,267           83     5.26            5,425           83      6.12
--------------------------------------------------------------------------------               -----------------------
        Total commercial                                    83,633        1,643     7.80           76,378        1,539      8.08
--------------------------------------------------------------------------------               -----------------------
  Consumer
    Real estate - mortgage                                  19,816          353     7.12           17,435          318      7.29
    Installment loans and vehicle leasing                   29,577          637     8.57           25,399          572      9.02
--------------------------------------------------------------------------------               -----------------------
        Total consumer                                      49,393          990     7.99           42,834          890      8.32
--------------------------------------------------------------------------------               -----------------------
        Total loans                                        133,026        2,633     7.87          119,212        2,429      8.17
--------------------------------------------------------------------------------               -----------------------
Other earning assets                                         9,682          155     6.35           10,113          193      7.68
--------------------------------------------------------------------------------               -----------------------
        Total earning assets                               219,672        3,988     7.23          204,673        3,851      7.54
                                                                     -------------------                      ------------------
Cash and due from banks                                      8,357                                  7,568
Other assets                                                39,337                                 35,013
------------------------------------------------------------------                             ----------
        Total assets                                  $    267,366                             $  247,254
------------------------------------------------------------------                             ----------
LIABILITIES AND
  STOCKHOLDERS' EQUITY
  Interest-bearing deposits
    Savings and NOW accounts                                41,897          259     2.46           39,640          267      2.70
    Money market accounts                                   24,904          269     4.28           18,746          225      4.81
    Other consumer time                                     35,484          474     5.30           33,268          477      5.76
    Foreign                                                  7,441           71     3.74            6,357           73      4.62
    Other time                                              10,574          110     4.13           11,587          150      5.20
--------------------------------------------------------------------------------               -----------------------
        Total interest-bearing deposits                    120,300        1,183     3.90          109,598        1,192      4.36
  Federal funds purchased and securities
    sold under repurchase agreements                        26,982          332     4.87           27,128          356      5.27
  Commercial paper                                           2,950           25     3.36            2,435           25      4.08
  Other short-term borrowings                                9,870           60     2.45            9,809           73      2.98
  Long-term debt                                            38,220          414     4.34           36,254          463      5.11
--------------------------------------------------------------------------------               ----------     --------
        Total interest-bearing liabilities                 198,322        2,014     4.04          185,224        2,109      4.57
                                                                     -------------------                      ------------------
  Noninterest-bearing deposits                              29,918                                 27,381
  Other liabilities                                         18,796                                 18,623
  Stockholders' equity                                      20,330                                 16,026
 -----------------------------------------------------------------                             ----------
         Total liabilities and stockholders' equity   $    267,366                             $  247,254
------------------------------------------------------------------                             ----------
Interest income and rate earned                                      $    3,988     7.23%                     $  3,851      7.54%
Interest expense and equivalent rate paid                                 2,014     3.65                         2,109      4.13
----------------------------------------------------------------------------------------                      ------------------
Net interest income and margin (a)                                   $    1,974     3.58%                     $  1,742      3.41%
----------------------------------------------------------------------------------------                      ------------------

(a) The net interest margin includes (in basis points): 18, 13, 14, 15 and 22 in the third, second and first quarters of 2001 and in the fourth and third quarters of 2000, respectively, related to net interest income from hedge-related derivative transactions.

WACHOVIA CORPORATION
NET INTEREST INCOME SUMMARIES
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------

                        FIRST QUARTER 2001                          FOURTH QUARTER 2000                           THIRD QUARTER 2000
 -----------------------------------------     ----------------------------------------     ----------------------------------------
                                   Average                                      Average                                      Average
                  Interest           Rates                       Interest         Rates                      Interest          Rates
      Average      Income/         Earned/           Average      Income/       Earned/           Average     Income/        Earned/
     Balances      Expense            Paid          Balances      Expense          Paid          Balances     Expense           Paid
 -----------------------------------------------------------------------------------------------------------------------------------
 $      1,826           25           5.69%     $      1,266           14          4.34%     $      1,465          20           5.28%

        7,036           95           5.49             5,994           89          5.86             6,367          97           6.11
       13,315          206           6.24            11,569          201          6.95            12,204         214           6.99
       50,417          945           7.50            50,554          952          7.54            52,780         988           7.48


       53,416        1,130           8.56            53,554        1,233          9.17            53,226       1,250           9.34
        3,231           62           7.76             3,011           65          8.69             2,676          59           8.65
        9,195          180           7.95             9,130          198          8.63             9,294         203           8.70
        6,084          161          10.62             5,272          150         11.37             5,168         148          11.45
        5,344           92           7.01             5,286           97          7.29             5,016          91           7.17
 -------------------------                     -------------------------                    ------------------------
       77,270        1,625           8.51            76,253        1,743          9.11            75,380       1,751           9.24
 -------------------------                     -------------------------                    ------------------------


       17,610          331           7.52            18,805          362          7.70            23,163         432           7.47
       24,970          580           9.41            25,035          606          9.63            24,932         596           9.51
 -------------------------                     -------------------------                    ------------------------
       42,580          911           8.63            43,840          968          8.80            48,095       1,028           8.53
 -------------------------                     -------------------------                    ------------------------
      119,850        2,536           8.55           120,093        2,711          8.99           123,475       2,779           8.96
 -------------------------                     -------------------------                    ------------------------
       11,276          250           8.96            13,130          322          9.76            14,798         393          10.63
 -------------------------                     -------------------------                    ------------------------
      203,720        4,057           8.03           202,606        4,289          8.44           211,089       4,491           8.48
                 ------------------------                     ------------------------                       ----------------------
        7,749                                         7,653                                        7,446
       34,000                                        29,116                                       28,283
 ------------                                  ------------                                 ------------
 $    245,469                                  $    239,375                                 $    246,818
 ------------                                  ------------                                 ------------



       38,756          264           2.76            37,640          301          3.17            37,680         296           3.13
       17,941          200           4.52            17,008          202          4.74            15,629         175           4.46
       34,452          506           5.96            36,421          541          5.91            36,328         524           5.74
        6,851           94           5.59             7,483          110          5.85             9,721         151           6.18
       12,239          189           6.27            11,902          213          7.13            15,317         276           7.16
 -------------------------                     -------------------------                    ------------------------
      110,239        1,253           4.61           110,454        1,367          4.92           114,675       1,422           4.93

       25,005          378           6.13            23,686          400          6.72            28,363         459           6.43
        2,540           33           5.32             2,639           42          6.19             2,588          40           6.25
        9,580           82           3.46             9,345           96          4.09             9,257         110           4.74
       36,631          577           6.30            35,708          627          7.03            35,263         600           6.80
 -------------------------                     ---------------------------------------      ------------------------
      183,995        2,323           5.10           181,832        2,532          5.55           190,146       2,631           5.51
                 ------------------------                     ------------------------                       ----------------------
       27,043                                        27,875                                       28,437
       18,585                                        14,915                                       13,999
       15,846                                        14,753                                       14,236
 ------------                                  ------------                                 ------------
 $    245,469                                  $    239,375                                 $    246,818
 ------------                                  ------------                                 ------------
                 $   4,057           8.03%                    $    4,289          8.44%                      $ 4,491           8.48%
                     2,323           4.61                          2,532          4.98                         2,631           4.96
                 ------------------------                     ------------------------                       ----------------------
                 $   1,734           3.42%                    $    1,757          3.46%                      $ 1,860           3.52%
                 ------------------------                     ------------------------                       ----------------------

WACHOVIA CORPORATION
NET INTEREST INCOME SUMMARIES
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------

                                                                    NINE MONTHS ENDED 2001                   NINE MONTHS ENDED 2000
                                                      -------------------------------------   --------------------------------------
                                                                                    Average                                 Average
                                                                       Interest       Rates                    Interest       Rates
                                                           Average      Income/     Earned/       Average       Income/     Earned/
(In millions)                                             Balances      Expense        Paid      Balances       Expense        Paid
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-bearing bank balances                          $    2,031           71        4.70%   $    1,038            40        5.17%
Federal funds sold and securities
  purchased under resale agreements                          8,674          301        4.64         8,406           358        5.70
Trading account assets                                      13,955          607        5.80        12,160           627        6.89
Securities                                                  50,324        2,721        7.21        54,392         3,001        7.36
Loans
  Commercial
    Commercial, financial and agricultural                  54,029        3,370        8.34        53,506         3,675        9.17
    Real estate - construction and other                     3,651          180        6.63         2,514           159        8.42
    Real estate - mortgage                                   9,554          513        7.17         9,192           581        8.45
    Lease financing                                          6,201          486       10.44         5,168           461       11.88
    Foreign                                                  5,682          258        6.08         4,711           245        6.94
-------------------------------------------------------------------------------                ------------------------
        Total commercial                                    79,117        4,807        8.12        75,091         5,121        9.11
-------------------------------------------------------------------------------                ------------------------
  Consumer
    Real estate - mortgage                                  18,295        1,002        7.30        25,483         1,400        7.33
    Installment loans and vehicle leasing                   26,666        1,789        8.97        28,595         2,055        9.59
-------------------------------------------------------------------------------                ------------------------
        Total consumer                                      44,961        2,791        8.29        54,078         3,455        8.52
-------------------------------------------------------------------------------                ------------------------
        Total loans                                        124,078        7,598        8.18       129,169         8,576        8.86
-------------------------------------------------------------------------------                ------------------------
Other earning assets                                        10,352          598        7.72        10,453           742        9.48
-------------------------------------------------------------------------------                ------------------------
        Total earning assets                               209,414       11,896        7.59       215,618        13,344        8.26
                                                                       --------------------                    --------------------
Cash and due from banks                                      7,894                                  7,783
Other assets                                                36,135                                 26,817
------------------------------------------------------------------                             ----------
        Total assets                                    $  253,443                             $  250,218
------------------------------------------------------------------                             ----------
LIABILITIES AND
  STOCKHOLDERS' EQUITY
  Interest-bearing deposits
    Savings and NOW accounts                                40,109          790        2.63        38,813           868        2.99
    Money market accounts                                   20,556          694        4.51        15,385           480        4.17
    Other consumer time                                     34,405        1,457        5.66        35,239         1,425        5.40
    Foreign                                                  6,885          238        4.62         9,215           404        5.86
    Other time                                              11,460          449        5.24        14,235           725        6.80
-------------------------------------------------------------------------------                ------------------------
        Total interest-bearing deposits                    113,415        3,628        4.28       112,887         3,902        4.62
  Federal funds purchased and securities
    sold under repurchase agreements                        26,379        1,066        5.40        33,451         1,493        5.96
  Commercial paper                                           2,643           83        4.20         2,963           131        5.94
  Other short-term borrowings                                9,754          215        2.95         9,815           374        5.09
  Long-term debt                                            37,041        1,454        5.24        33,800         1,665        6.57
-------------------------------------------------------------------------------                ------------------------
        Total interest-bearing liabilities                 189,232        6,446        4.55       192,916         7,565        5.24
                                                                       --------------------                    --------------------
  Noninterest-bearing deposits                              28,125                                 28,698
  Other liabilities                                         18,669                                 12,799
  Stockholders' equity                                      17,417                                 15,805
------------------------------------------------------------------                             ----------
         Total liabilities and stockholders' equity     $  253,443                             $  250,218
------------------------------------------------------------------                             ----------
Interest income and rate earned                                        $ 11,896        7.59%                   $ 13,344        8.26%
Interest expense and equivalent rate paid                                 6,446        4.12                       7,565        4.68
-------------------------------------------------------------------------------------------                    --------------------
Net interest income and margin (a)                                     $  5,450        3.47%                   $  5,779        3.58%
-------------------------------------------------------------------------------------------                    --------------------

(a) The net interest margin includes (in basis points): 15 and 26 for the nine months ended September 30, 2001, and September 30, 2000, respectively, related to net interest income from hedge-related derivative transactions.